ULTRA SERIES FUND
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                 SUPPLEMENT DATED MAY 1, 2009 TO THE PROSPECTUS

This Supplement amends the Prospectus of Ultra Series Fund dated May 1, 2009. Please keep this Supplement with your records.

On April 15, 2009, the Board of Trustees met and approved proposals under which shareholders will be asked to (1) elect trustee nominees to the board of trustees, (2) approve a management agreement by and between Ultra Series Fund, on behalf of each of the funds, and Madison Asset Management, LLC as the funds' new investment advisor, (3) amend and restate the fundamental investment restriction regarding the ability of each fund to borrow, and (4) approve investment subadvisors.

The Board has called a Special Meeting of Shareholders to be held on June 25, 2009, at which time the shareholders of each Ultra Series Fund will vote on the applicable proposals. Only shareholders of record as of April 26, 2009, the record date for the Special Meeting, will be entitled to vote at the meeting. The Funds will mail proxy materials to record date shareholders, which will discuss the proposals in more detail. These proxy materials are expected to begin mailing the first week in May.

In addition, owners of variable annuity contracts and/or variable life insurance policies issued by CUNA Mutual Insurance Society with amounts allocated to subaccounts investing in the Ultra Series Fund as of April 26, 2009 are entitled to provide voting instructions. These owners will also receive copies of the proxy materials with more information.

Form 10000904-0409
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